UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05459

Templeton Global Income Fund

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
(Address of principal executive offices)   (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500

Date of fiscal year end: _12/31__

Date of reporting period:  12/31/16__

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

Templeton Global Income Fund

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com Not part of the annual report 1

Templeton Global Income Fund

Dear Shareholder:

As approved by the board of trustees at a meeting held on July 13, 2016, Templeton Global Income Fund’s fiscal year-end was changed to December 31. We are pleased to bring you Templeton Global Income Fund’s annual report covering the shortened fiscal year for the transitional period between the Fund’s prior fiscal year-end, August 31, 2016, and December 31, 2016.

Your Fund’s Goal and Main Investments

The Fund seeks high, current income, with a secondary goal of capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in income-producing securities, including debt securities of U.S. and foreign issuers, including emerging markets.

Performance Overview

For the four months under review, the Fund delivered cumulative total returns of +2.38% based on market price and +4.98% based on net asset value. For comparison, the global government bond market, as measured by the J.P. Morgan (JPM) Global Government Bond Index (GGBI), had cumulative total returns of -3.40% in local currency terms and -7.81% in U.S. dollar terms for the same period.1 You can find the Fund’s long-term performance data in the Performance Summary on page 5.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Economic and Market Overview

At the beginning of the reporting period, developed markets remained in a state of low rates, with the yield on the 10-year U.S. Treasury note at 1.58% and short-term yields in Japan and the eurozone in negative territory. Declining oil prices earlier in the year appeared to raise fears of a global recession but we believed the fears were largely unwarranted. In our opinion, markets appeared to overestimate the extent to which lower headline inflation reflected structurally weaker global demand;

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**Includes foreign treasury bills, money market funds and net other assets less liabilities.

however, we believed that supply factors were the main driver behind falling energy and commodity prices, not a collapse in demand. We expected the effects of lower oil prices to be short term and the disinflationary impact to wane as commodity prices stabilized. However, the belief that inflation had become structurally lower appeared to lead some investors to take complacent views on interest rates, keeping yields unnaturally low, which persisted through September 2016. Underlying inflation in the U.S. was not adequately priced into bond yields during the first month of the period, in our view, and we were wary of the lack of inflation being priced into bond yields across the globe. We believed there were more risks of inflation moving up than down, yet markets appeared to price in deflation and downside risks. Concurrently, the U.S. Federal Reserve (Fed) passed on raising rates at its September meeting, while a number of currencies strengthened against the U.S. dollar.

In October, U.S. Treasury yields began to rise sharply due to growing expectations for a December rate hike and a recognition that inflation pressures had been rising. The U.S. dollar broadly strengthened against a vast set of currencies during the month, notably against the Japanese yen and the euro. By November, a sharp correction in U.S. Treasury valuations was fully underway, manifesting quickly after the results of the U.S. election as markets appeared to rapidly move toward our long-held view that inflation pressures were rising. Once those corrections to yields began, they were quite severe in a short period of time, demonstrating just how extreme those valuations had become. Growing rate differentials between the rising yields in the U.S. and the low to negative yields in the

1. Source: Morningstar.
The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.
See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
TheSOIbeginsonpage9.

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TEMPLETON GLOBAL INCOME FUND

eurozone and Japan drove significant depreciations of the euro and the yen against the U.S. dollar. The Fed ultimately hiked the federal funds target rate by 0.25% at its mid-December meeting and indicated that it expected three rate hikes in 2017. The yield on the 10-year U.S. Treasury note finished the period nearly 0.90% higher at 2.45%, while the euro and the yen notably depreciated against the U.S. dollar over the full period.

Geographic Composition*

Based on Total Net Assets as of 12/31/16

*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.

**The Fund’s supranational investment was denominated in the Mexican peso. ***TheFund’seuroareainvestmentswereinPortugal.

Investment Strategy

We invest selectively in bonds around the world to generate income for the Fund, seeking opportunities while monitoring changes in interest rates, currency exchange rates and credit risks. We seek to manage the Fund’s exposure to various currencies and may use currency forward contracts.

Manager’s Discussion

On the whole, we continued to position the Fund for rising rates by maintaining low portfolio duration and aiming for a negative correlation with U.S. Treasury returns. We also continued to actively seek select duration exposures that we believe can offer positive real yields without taking undue interest-rate risk, favoring countries that we feel have solid underlying fundamentals and prudent fiscal, monetary and financial policies. During the period, we added to some of our strongest investment convictions as prices became cheaper during periods of heightened volatility. We also maintained exposures to a number of emerging market currencies that we believe remained fundamentally undervalued. Overall, we were positioned for depreciation of the euro and the Japanese yen, rising U.S. Treasury yields, and currency appreciation in select emerging markets. During the period, we used currency forward contracts to actively manage currencies. We also used interest-rate swaps to tactically manage duration exposures.

What is duration?
Duration is a measure of a bond’s price sensitivity to
interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to
interest-rate changes than a portfolio with a higher duration.

What is a currency forward contract?
A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date.

What is an interest-rate swap?
An interest-rate swap is an agreement between two parties to exchange interest rate payment obligations, generally one
based on an interest rate fixed to maturity and the other based on an interest rate that changes in accordance with changes in a designated benchmark (for example, LIBOR, prime,
commercial paper or other benchmarks).

During the period, the Fund’s positive absolute performance benefited from currency positions and interest-rate strategies. Sovereign credit exposures had a largely neutral effect. Net-negative positions in the Japanese yen and the euro, achieved through currency forward contracts, contributed to absolute return. However, currency positions in Latin America (Mexican peso) and Asia ex-Japan (Malaysian ringgit) detracted from absolute performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Negative duration exposure to U.S. Treasuries contributed to absolute return.

On a relative basis, the Fund’s outperformance benefited from currency positions and interest-rate strategies. Sovereign credit exposures had a largely neutral effect. Underweighted positions in the Japanese yen and the euro contributed to relative return. However, overweighted currency positions in Latin America (Mexican peso) and Asia ex-Japan (Malaysian ringgit) detracted from relative performance. The Fund maintained a defensive approach regarding interest rates in developed and emerging markets. Select underweighted duration exposures in

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TEMPLETON GLOBAL INCOME FUND

Currency Composition*
12/31/16
% of Total
Net Assets
Americas	132.4%
U.S. Dollar	83.0%
Mexican Peso	19.9%
Argentinian Peso	3.7%
Brazilian Real	12.8%
Chilean Peso	6.3%
Peruvian Neuvo Sol	3.1%
Colombian Peso	3.6%
Asia Pacific	0.8%
Malaysian Ringgit	12.1%
Indonesian Rupiah	10.3%
Indian Rupee	8.1%
Philippine Peso	4.0%
Sri Lankan Rupee	1.2%
South Korean Won	-0.4%
Australian Dollar	-8.3%
Japanese Yen	-26.2%
Middle East & Africa	0.4%
South Africa C Rand	0.4%
Europe	-33.6%
Euro	-33.6%
*Figures represent the net Fund exposure and include certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives or other factors.
Europe contributed to relative return, as did underweighted
duration exposure in the U.S.

Thank you for your continued participation in Templeton
Global Income Fund. We look forward to serving your future
investment needs.

Sincerely,

The foregoing information reflects our analysis, opinions and portfolio holdings as of December 31, 2016, the end of the reporting period.
The way we implement our main investment strategies and the
resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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TEMPLETON GLOBAL INCOME FUND

Performance Summary as of December 31, 2016

Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Total returns do not reflect any sales charges paid at inception or brokerage commissions paid on secondary market purchases. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gains distributions, if any, or any realized gains on the sale of Fund shares. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 12/31/16[1]
	Cumulative Total Return[2]		Average Annual Total Return[2]
	Based on	Based on	Based on	Based on
	NAV[3]	market price[4]	NAV[3]	market price[4]
4-Month	+4.98%	+2.38%	+4.98%	+2.38%
1-Year	+5.58%	+6.96%	+5.58%	+6.96%
5-Year	+21.63%	-0.16%	+3.99%	-0.03%
10-Year	+104.68%	+73.44%	+7.43%	+5.66%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown.

Share Prices
Symbol:GIM	12/31/16	8/31/16	Change
Net Asset Value (NAV)	$7.34	$7.09	+$0.25
Market Price (NYSE)	$6.48	$6.43	+$0.05

Distributions[5] (9/1/16–12/31/16)
	Tax return
	Of Capital
	$0.1000

See page 6 for Performance Summary footnotes.

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TEMPLETON GLOBAL INCOME FUND
PERFORMANCE SUMMARY

All investments involve risks, including possible loss of principal. Changes in interest rates will affect the value of the Fund’s portfolio and its share price and yield. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments of countries where the Fund invests. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The markets for particular securities or types of securities are or may become relatively illiquid. Reduced liquidity will have an adverse impact on the security’s value and on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific market event. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio that may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) on an amount that exceeds the Fund’s initial investment.
The Fund may not achieve the anticipated benefits and may realize losses when a counterparty fails to perform as promised. As a nondiversified investment company, the Fund may invest in a relatively small number of issuers and, as a result, be subject to a greater risk of loss with respect to its portfolio securities.
The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through its current fiscal year-end. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.
2. Total return calculations represent the cumulative and average annual changes in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.
3. Assumes reinvestment of distributions based on net asset value.
4. Assumes reinvestment of distributions based on the dividend reinvestment and cash purchase plan.
5. The distribution amount is the sum of all distributions to shareholders for the period shown. Distributions may include dividends, short- and long-term capital gains and tax return of capital.

6 Annual Report

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TEMPLETON GLOBAL INCOME FUND

Important Notice to Shareholders

Changes to the Fiscal Year-End and Distribution Policy

Effective December 31, 2016, as approved by the board of trustees, the Fund’s fiscal year-end will be changed to December 31st. This will result in the Fund having a fiscal year that is shorter than a full calendar year covering the transitional period between the Fund’s current fiscal year end and December 31, 2016.

In addition, the Fund, which has historically sought to pay a level distribution amount from net investment income on a monthly basis, will implement a variable pay distribution policy, effective December 31, 2016. The Fund will continue to seek to pay any distributions from net investment income on a monthly basis. Capital gains, if any, may be paid at least annually. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

Share Repurchase Program

The Fund’s Board previously authorized the Fund to repurchase up to 10% of the Fund’s outstanding shares in open-market transactions, at the discretion of management. This authorization remains in effect.

In exercising its discretion consistent with its portfolio management responsibilities, the investment manager will take into account various other factors, including, but not limited to, the level of the discount, the Fund’s performance, portfolio holdings, dividend history, market conditions, cash on hand, the availability of other attractive investments and whether the sale of certain portfolio securities would be undesirable because of liquidity concerns or because the sale might subject the Fund to adverse tax consequences. Any repurchases would be made on a national securities exchange at the prevailing market price, subject to exchange requirements, Federal securities laws and rules that restrict repurchases, and the terms of any outstanding leverage or borrowing of the Fund. If and when the Fund’s 10% threshold is reached, no further repurchases could be completed until authorized by the Board. Until the 10% threshold is reached, Fund management will have the flexibility to commence share repurchases if and when it is determined to be appropriate in light of prevailing circumstances.

In the Notes to Financial Statements section, please see note 2 (Shares of Beneficial Interest) for additional information regarding shares repurchased.

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TEMPLETON GLOBAL INCOME FUND

Financial Highlights
	Period Ended
	December 31,		Year Ended August 31,
	2016 [a]	2016	2015	2014	2013	2012
Per share operating performance
(for a share outstanding throughout the period)
Net asset value, beginning of period.	$7.09	$7.38	$8.72	$8.38	$9.08	$10.13
Income from investment operations:
Net investment income[b]	0.10	0.31	0.33	0.35	0.38	0.41
Net realized and unrealized gains (losses)	0.25	(0.30)	(1.04)	0.61	(0.07)	(0.30)
Total from investment operations	0.35	0.01	(0.71)	0.96	0.31	0.11
Less distributions from:
Net investment income and net foreign currency
gains	—	(0.11)	(0.63)	(0.62)	(0.72)	(0.82)
Net realized gains	—	(0.02)	(—)[c]	(—)[c]	(0.29)	(0.34)
Tax return of capital	(0.10)	(0.17)	—	—	—	—
Total distributions.	(0.10)	(0.30)	(0.63)	(0.62)	(1.01)	(1.16)
Net asset value, end of period	$7.34	$7.09	$7.38	$8.72	$8.38	$9.08
Market value, end of period[d]	$6.48	$6.43	$6.22	$7.96	$8.03	$9.53

Total return (based on market value per share)[e]	2.38%	8.35%	(14.76)%	7.04%	(5.97)%	(4.40)%

Ratios to average net assets[f]
Expenses before waiver and payments by affiliates
and expense reduction	0.73%	0.76%	0.74%	0.73%	0.73%	0.75%
Expenses net of waiver and payments by affiliates
and expense reduction	0.68%	0.73%[g]	0.73%	0.73%[h]	0.73%[h]	0.75%[h]
Net investment income	4.31%	4.38%	4.14%	4.05%	4.21%	4.55%

Supplemental data
Net assets, end of period (000’s)	$984,355	$951,191	$989,595	$1,169,318	$1,124,611	$1,209,287
Portfolio turnover rate	25.94%	46.03%	35.51%	45.61%	18.16%	38.60%

aFor the period September 1, 2016 to December 31, 2016.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dBased on the last sale on the New York Stock Exchange.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

8 Annual Report | The accompanying notes are an integral part of these financial statements.

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Statement of Investments, December 31, 2016
	Principal
	Amount*			Value

Foreign Government and Agency Securities 71.7%
Argentina 3.7%
Argentine Bonos del Tesoro,
18.20%, 10/03/21	224,189,000		ARS	$14,368,476
16.00%, 10/17/23	58,882,000		ARS	3,562,412
senior note, 15.50%, 10/17/26	301,764,000		ARS	18,315,356
				36,246,244
Brazil 12.8%
Letra Tesouro Nacional,
Strip, 1/01/19	23,180	[a]	BRL	5,786,859
Strip, 7/01/19	11,330	[a]	BRL	2,684,558
Nota Do Tesouro Nacional,
10.00%, 1/01/21	65,655	[a]	BRL	19,438,858
10.00%, 1/01/23	6,218	[a]	BRL	1,801,223
10.00%, 1/01/25	78,513	[a]	BRL	22,486,037
10.00%, 1/01/27	28,973	[a]	BRL	8,220,099
[b] Index Linked, 6.00%, 5/15/19	3,255	[a]	BRL	2,960,392
[b] Index Linked, 6.00%, 8/15/22	24,329	[a]	BRL	22,037,032
[b] Index Linked, 6.00%, 5/15/23	12,641	[a]	BRL	11,530,679
[b] Index Linked, 6.00%, 8/15/24	6,860	[a]	BRL	6,242,083
[b] Index Linked, 6.00%, 8/15/50	23,895	[a]	BRL	22,749,219
				125,937,039
Colombia 3.5%
Government of Colombia,
senior bond, 7.75%, 4/14/21	983,000,000		COP	342,171
senior bond, 4.375%, 3/21/23.	149,000,000		COP	43,484
senior bond, 9.85%, 6/28/27	237,000,000		COP	93,253
Titulos de Tesoreria,
B, 7.75%, 9/18/30	43,249,700,000		COP	14,967,034
senior bond, B, 11.25%, 10/24/18	2,117,000,000		COP	762,176
senior bond, B, 11.00%, 7/24/20	1,144,000,000		COP	433,175
senior bond, B, 7.00%, 5/04/22.	2,218,000,000		COP	749,528
senior bond, B, 10.00%, 7/24/24	11,381,000,000		COP	4,469,754
senior bond, B, 7.50%, 8/26/26.	24,039,300,000		COP	8,229,977
senior bond, B, 6.00%, 4/28/28.	13,320,000,000		COP	3,989,633
senior note, B, 7.00%, 9/11/19	1,258,000,000		COP	424,944
				34,505,129
India 4.4%
Government of India,
senior bond, 7.80%, 5/03/20	231,200,000		INR	3,525,096
senior bond, 8.35%, 5/14/22	68,200,000		INR	1,075,983
senior bond, 9.15%, 11/14/24.	387,000,000		INR	6,505,578
senior note, 7.28%, 6/03/19	9,000,000		INR	135,077
senior note, 8.27%, 6/09/20	476,000,000		INR	7,391,242
senior note, 8.12%, 12/10/20	252,600,000		INR	3,924,759
senior note, 7.80%, 4/11/21	697,700,000		INR	10,732,002
senior note, 7.16%, 5/20/23	42,900,000		INR	647,415
senior note, 8.83%, 11/25/23	579,400,000		INR	9,474,179
				43,411,331

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount*			Value

Foreign Government and Agency Securities (continued)
Indonesia 9.2%
Government of Indonesia,
6.125%, 5/15/28	3,157,000,000		IDR	$198,008
FR34, 12.80%, 6/15/21	64,492,000,000		IDR	5,699,210
FR35, 12.90%, 6/15/22	42,438,000,000		IDR	3,866,590
FR36, 11.50%, 9/15/19	32,651,000,000		IDR	2,660,658
FR43, 10.25%, 7/15/22	4,826,000,000		IDR	398,510
FR48, 9.00%, 9/15/18	4,494,000,000		IDR	342,932
FR52, 10.50%, 8/15/30	3,390,000,000		IDR	296,829
senior bond, 9.00%, 3/15/29	45,298,000,000		IDR	3,572,400
senior bond, 8.75%, 5/15/31	41,805,000,000		IDR	3,250,381
senior bond, FR31, 11.00%, 11/15/20	145,557,000,000		IDR	12,019,457
senior bond, FR39, 11.75%, 8/15/23	2,703,000,000		IDR	240,757
senior bond, FR42, 10.25%, 7/15/27	3,595,000,000		IDR	306,800
senior bond, FR44, 10.00%, 9/15/24	1,618,000,000		IDR	133,490
senior bond, FR46, 9.50%, 7/15/23	49,800,000,000		IDR	4,010,613
senior bond, FR47, 10.00%, 2/15/28	1,052,000,000		IDR	88,236
senior bond, FR53, 8.25%, 7/15/21	144,200,000,000		IDR	10,997,629
senior bond, FR56, 8.375%, 9/15/26	323,659,000,000		IDR	24,684,339
senior bond, FR59, 7.00%, 5/15/27	25,352,000,000		IDR	1,782,966
senior bond, FR61, 7.00%, 5/15/22	13,189,000,000		IDR	956,930
senior bond, FR63, 5.625%, 5/15/23	16,137,000,000		IDR	1,070,809
senior bond, FR70, 8.375%, 3/15/24	149,967,000,000		IDR	11,409,624
senior note, FR66, 5.25%, 5/15/18	5,394,000,000		IDR	391,563
senior note, FR69, 7.875%, 4/15/19	28,078,000,000		IDR	2,105,979
				90,484,710
Malaysia 1.9%
Government of Malaysia,
senior bond, 3.814%, 2/15/17.	10,700,000		MYR	2,387,655
senior bond, 4.24%, 2/07/18	10,828,000		MYR	2,438,738
senior note, 3.394%, 3/15/17	11,592,000		MYR	2,586,262
senior note, 4.012%, 9/15/17	17,322,000		MYR	3,884,785
senior note, 3.314%, 10/31/17	16,782,000		MYR	3,745,274
senior note, 3.26%, 3/01/18	14,651,000		MYR	3,264,828
				18,307,542
Mexico 13.2%
Government of Mexico,
7.75%, 12/14/17	10,748,940	[c]	MXN	52,523,418
M, 4.75%, 6/14/18	2,524,900	[c]	MXN	11,849,776
senior note, 8.50%, 12/13/18	7,037,900	[c]	MXN	34,953,616
[d] senior note, M, 5.00%, 12/11/19	6,166,500	[c]	MXN	28,238,294
[e] Mexican Udibonos,
Index Linked, 3.50%, 12/14/17	221,736	[f]	MXN	1,094,861
Index Linked, 4.00%, 6/13/19	128,948	[f]	MXN	647,959
Index Linked, 2.50%, 12/10/20	101,689	[f]	MXN	491,720
				129,799,644
Peru 3.1%
Government of Peru, senior bond, 7.84%, 8/12/20	93,349,000		PEN	30,279,943

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STATEMENT OF INVESTMENTS

	Principal
	Amount*		Value

Foreign Government and Agency Securities (continued)
Philippines 1.4%
Government of the Philippines,
senior note, 5.875%, 1/31/18	1,480,000	PHP	$30,691
senior note, 3.375%, 8/20/20	9,870,000	PHP	196,242
senior note, 3-21, 2.875%, 5/22/17	15,570,000	PHP	314,244
senior note, 5-72, 2.125%, 5/23/18	82,557,000	PHP	1,643,256
senior note, 7-51, 5.00%, 8/18/18	11,330,000	PHP	231,678
senior note, 7-56, 3.875%, 11/22/19	578,780,000	PHP	11,760,870
			14,176,981
Portugal 0.8%
[g] Government of Portugal, 144A, 5.125%, 10/15/24	8,410,000		8,193,443
South Africa 0.4%
Government of South Africa,
8.00%, 1/31/30	13,880,000	ZAR	909,572
7.00%, 2/28/31	2,840,000	ZAR	169,095
8.25%, 3/31/32	9,730,000	ZAR	638,595
8.875%, 2/28/35	8,670,000	ZAR	592,894
R186, 10.50%, 12/21/26	21,454,000	ZAR	1,723,194
			4,033,350
South Korea 10.7%
Korea Monetary Stabilization Bond,
senior note, 1.25%, 8/02/18	107,000,000	KRW	88,143
senior note, 1.33%, 10/02/18	13,730,000,000	KRW	11,317,374
Korea Treasury Bond,
senior note, 2.00%, 12/10/17	6,590,000,000	KRW	5,479,681
senior note, 1.50%, 6/10/19	9,710,100,000	KRW	8,019,411
senior note, 2.75%, 9/10/19	895,000,000	KRW	762,224
senior note, 1.25%, 12/10/19	2,725,000,000	KRW	2,234,436
senior note, 2.00%, 3/10/21	73,403,200,000	KRW	61,284,743
senior note, 1.375%, 9/10/21	19,675,400,000	KRW	16,002,825
			105,188,837
Sri Lanka 1.2%
Government of Sri Lanka,
10.60%, 7/01/19	718,850,000	LKR	4,697,143
8.00%, 11/01/19	31,420,000	LKR	190,830
11.20%, 7/01/22	55,890,000	LKR	359,207
A, 9.00%, 5/01/21	677,230,000	LKR	4,064,691
A, 11.00%, 8/01/21	470,110,000	LKR	3,023,689
			12,335,560
[h] Supranational 0.9%
Inter-American Development Bank, senior bond, 7.50%, 12/05/24	185,000,000	MXN	8,855,260
Ukraine 4.5%
[g] Government of Ukraine,
144A, 7.75%, 9/01/19	1,338,000		1,348,035
144A, 7.75%, 9/01/20	5,725,000		5,682,062
144A, 7.75%, 9/01/21	4,246,000		4,161,080
144A, 7.75%, 9/01/22	5,431,000		5,268,070
144A, 7.75%, 9/01/23	4,871,000		4,676,160
144A, 7.75%, 9/01/24	5,431,000		5,159,450
144A, 7.75%, 9/01/25	5,431,000		5,112,635
144A, 7.75%, 9/01/26	4,521,000		4,249,740

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Annual Report

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount*			Value
Foreign Government and Agency Securities (continued)
Ukraine (continued)
[g] Government of Ukraine, (continued)
144A, 7.75%, 9/01/27	5,431,000			$5,073,695
[i,j] 144A, VRI, GDP Linked Securities, 5/31/40	11,154,000			3,401,970
				44,132,897
Total Foreign Government and Agency Securities (Cost $756,515,989)				705,887,910

Short Term Investments 21.1%
Foreign Government and Agency Securities 6.5%
Colombia 0.0%†
Colombian Tes Corto Plazo, Strip, 3/14/17 - 9/12/17.	1,812,000,000		COP	582,429
Malaysia 1.6%
[k] Bank of Negara Monetary Note, 4/20/17 - 9/19/17	71,720,000		MYR	15,698,382
[k] Malaysia Treasury Bill, 1/20/17	200,000		MYR	44,520
				15,742,902
Mexico 2.3%
[k] Mexico Treasury Bill, 2/16/17 - 11/09/17	48,258,420	[l]	MXN	22,384,052
Philippines 2.6%
[k] Philippine Treasury Bill, 1/18/17 - 9/27/17	1,266,550,000		PHP	25,286,003
Total Foreign Government and Agency Securities (Cost $69,604,691)				63,995,386
Total Investments before Money Market Funds (Cost $826,120,680)				769,883,296

	Shares
Money Market Funds (Cost $143,876,895) 14.6%
United States 14.6%
[m,n] Institutional Fiduciary Trust Money Market Portfolio, 0.09%	143,876,895			143,876,895
Total Investments (Cost $969,997,575) 92.8%				913,760,191
Other Assets, less Liabilities 7.2%				70,594,942
Net Assets 100.0%				$984,355,133

12 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

†Rounds to less than 0.1% of net assets.
*The principal amount is stated in U.S. dollars unless otherwise indicated.
aPrincipal amount is stated in 1,000 Brazilian Real Units.
bRedemption price at maturity is adjusted for inflation. See Note 1(g).
cPrincipal amount is stated in 100 Mexican Peso Units.
dA portion or all of the security purchased on a delayed delivery basis. See Note 1(c).
ePrincipal amount of security is adjusted for inflation. See Note 1(g).
fPrincipal amount is stated in 100 Unidad de Inversion Units.
gSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund’s Board of Trustees. At
December 31, 2016, the aggregate value of these securities was $52,326,340, representing 5.3% of net assets.
hA supranational organization is an entity formed by two or more central governments through international treaties.
iNon-income producing.
jThe principal represents the notional amount. See Note 1(d) regarding value recovery instruments.
kThe security was issued on a discount basis with no stated coupon rate.
lPrincipal amount is stated in 10 Mexican Peso Units.
mSee Note 3(c) regarding investments in affiliated management investment companies.
nThe rate shown is the annualized seven-day yield at period end.

At December 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts
				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Chilean Peso	MSCO	Buy	3,644,905,000	5,490,555		1/09/17	$—	$(55,279)
Euro	HSBK	Sell	9,873,510	10,957,399		1/09/17	562,768	—
Euro	JPHQ	Sell	893,000	1,005,330		1/09/17	65,198	—
Japanese Yen	GSCO	Sell	69,178,000	590,478		1/10/17	—	(1,706)
Japanese Yen	JPHQ	Sell	278,975,000	2,372,418		1/10/17	—	(15,693)
Japanese Yen	JPHQ	Sell	278,975,000	2,767,609		1/10/17	379,497	—
Chilean Peso	JPHQ	Buy	1,128,000,000	1,679,446		1/11/17	2,221	—
Euro	BZWS	Sell	1,509,000	1,661,153		1/11/17	72,333	—
Euro	HSBK	Sell	3,548,865	3,987,078		1/11/17	250,494	—
Euro	MSCO	Sell	3,640,000	4,083,898		1/11/17	251,358	—
Euro	SCNY	Sell	1,325,806	1,490,206		1/11/17	94,271	—
Japanese Yen	BZWS	Sell	474,230,000	4,748,521		1/11/17	688,722	—
Chilean Peso	DBAB	Buy	806,419,000	1,199,047		1/12/17	3,050	—
Euro	BOFA	Sell	4,891,000	5,475,132		1/12/17	325,136	—
Euro	JPHQ	Sell	846,000	940,794		1/13/17	49,946	—
Japanese Yen	BZWS	Sell	237,550,000	2,334,748		1/13/17	300,882	—
Chilean Peso	DBAB	Buy	806,419,000	1,197,889		1/17/17	3,485	—
Euro	BZWS	Sell	1,760,000	1,950,133		1/17/17	96,424	—
Euro	JPHQ	Sell	17,248,000	18,686,765		1/17/17	520,414	—
Japanese Yen	CITI	Sell	94,950,000	815,399		1/17/17	2,258	—
Malaysian Ringgit	DBAB	Buy	142,760,000	30,603,670	EUR	1/17/17	—	(447,939)
Chilean Peso	DBAB	Buy	1,026,660,000	1,527,541		1/18/17	1,757	—
Chilean Peso	GSCO	Buy	521,800,000	772,911		1/18/17	4,355	—
Euro	GSCO	Sell	1,688,000	1,868,751		1/18/17	90,777	—
Indian Rupee	JPHQ	Buy	412,387,000	5,613,196	EUR	1/18/17	145,147	—
Indonesian Rupiah	JPHQ	Buy	111,570,000,000	11,021,436	AUD	1/19/17	299,122	—
Japanese Yen	HSBK	Sell	372,780,000	3,555,026		1/19/17	362,196	—
Japanese Yen	SCNY	Sell	219,020,000	2,090,733		1/19/17	214,845	—

franklintempleton.com							Annual Report	13

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Chilean Peso	DBAB	Buy	1,284,555,000	1,899,583		1/20/17	$13,412	$—
Euro	BZWS	Sell	905,628	998,563		1/20/17	44,558	—
Euro	JPHQ	Sell	2,459,575	2,714,461		1/23/17	123,071	—
Japanese Yen	DBAB	Sell	95,240,000	825,125		1/23/17	9,205	—
Malaysian Ringgit	DBAB	Buy	11,019,000	2,465,487	EUR	1/23/17	—	(145,246)
Malaysian Ringgit	JPHQ	Buy	14,167,000	3,155,585	EUR	1/23/17	—	(171,714)
Chilean Peso	DBAB	Buy	1,316,496,000	1,955,870		1/24/17	3,751	—
Chilean Peso	JPHQ	Buy	298,440,000	444,272		1/24/17	—	(41)
Japanese Yen	JPHQ	Sell	275,000,000	2,608,885		1/25/17	252,688	—
Chilean Peso	MSCO	Buy	1,535,857,500	2,327,409		1/27/17	—	(42,090)
Euro	BZWS	Sell	4,351,556	4,770,328		1/27/17	184,551	—
Euro	GSCO	Sell	1,800,000	1,975,302		1/27/17	78,416	—
Indian Rupee	DBAB	Buy	68,380,000	1,010,079		1/27/17	—	(6,512)
Japanese Yen	JPHQ	Sell	95,800,000	817,832		1/27/17	—	(3,080)
Malaysian Ringgit	DBAB	Buy	14,167,000	3,169,351	EUR	1/27/17	—	(187,796)
Chilean Peso	DBAB	Buy	2,568,642,000	3,820,394		1/30/17	512	—
Euro	CITI	Buy	4,987,740	5,379,427		1/30/17	—	(122,424)
Euro	CITI	Sell	4,987,740	5,468,708		1/30/17	211,705	—
Chilean Peso	DBAB	Buy	3,852,962,000	5,776,432		1/31/17	—	(45,456)
Euro	BOFA	Sell	15,982,600	17,531,314		1/31/17	685,189	—
Euro	GSCO	Sell	6,683,000	7,325,303		1/31/17	281,227	—
Indian Rupee	HSBK	Buy	869,744,000	11,754,647	EUR	1/31/17	369,840	—
Japanese Yen	HSBK	Sell	817,266,455	6,979,218		1/31/17	—	(25,313)
South Korean Won	HSBK	Sell	35,000,000,000	30,826,141		1/31/17	1,844,154	—
Euro	JPHQ	Sell	33,330	36,577		2/01/17	1,445	—
Chilean Peso	JPHQ	Buy	510,998,000	777,349		2/06/17	—	(17,584)
Chilean Peso	MSCO	Buy	4,416,626,000	6,714,238		2/06/17	—	(147,484)
Chilean Peso	DBAB	Buy	2,719,981,000	4,143,155		2/08/17	—	(99,555)
Euro	BZWS	Sell	4,094,000	4,639,014		2/08/17	322,377	—
Chilean Peso	DBAB	Buy	584,343,000	885,502		2/09/17	—	(16,860)
Euro	CITI	Buy	8,393,000	9,056,215		2/09/17	—	(206,423)
Euro	CITI	Sell	8,393,000	9,514,431		2/09/17	664,639	—
Japanese Yen	CITI	Sell	152,232,000	1,320,312		2/09/17	15,141	—
Euro	HSBK	Sell	7,662,000	8,621,589		2/10/17	542,244	—
Japanese Yen	CITI	Sell	613,483,000	6,028,191		2/10/17	768,257	—
Euro	BZWS	Sell	23,553,000	26,989,383		2/13/17	2,150,352	—
Euro	GSCO	Sell	1,183,000	1,346,964		2/13/17	99,370	—
Euro	CITI	Buy	3,400,000	3,669,450		2/14/17	—	(83,655)
Euro	CITI	Sell	4,817,000	5,316,764		2/14/17	236,536	—
Euro	GSCO	Sell	560,000	617,428		2/14/17	26,826	—
Euro	JPHQ	Sell	2,765,652	3,048,910		2/14/17	132,127	—
Euro	SCNY	Sell	3,955,000	4,330,330		2/14/17	159,206	—
Chilean Peso	MSCO	Buy	1,625,385,000	2,453,411		2/15/17	—	(38,196)
Australian Dollar	JPHQ	Sell	15,958,000	11,989,884		2/16/17	488,624	—
Euro	GSCO	Sell	6,210,000	7,081,698		2/16/17	531,801	—
Euro	SCNY	Sell	6,873,000	7,831,302		2/16/17	582,117	—
Japanese Yen	GSCO	Sell	195,642,140	1,742,868		2/16/17	65,078	—
Japanese Yen	JPHQ	Sell	100,450,000	993,242		2/16/17	131,801	—
Chilean Peso	DBAB	Buy	2,138,616,500	3,168,321		2/17/17	9,100	—
Euro	MSCO	Sell	1,228,000	1,322,900		2/17/17	27,633	—
Chilean Peso	JPHQ	Buy	329,492,989	484,157		2/21/17	5,252	—
Euro	UBSW	Sell	9,844,000	10,610,651		2/21/17	225,681	—

14 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Indonesian Rupiah	JPHQ	Buy	34,485,000,000	3,374,266	AUD	2/21/17	$102,793	$—
South Korean Won	CITI	Sell	16,347,000,000	14,007,712		2/21/17	471,076	—
Chilean Peso	JPHQ	Buy	333,447,011	490,724		2/22/17	4,525	—
Euro	BZWS	Sell	3,354,632	3,661,467		2/22/17	122,335	—
Euro	JPHQ	Sell	5,056,324	5,387,008		2/22/17	52,594	—
Euro	JPHQ	Sell	11,085,000	11,840,997		2/23/17	145,852	—
Euro	UBSW	Sell	370,478	395,680		2/23/17	4,810	—
Mexican Peso	HSBK	Buy	21,920,000	1,179,224		2/23/17	—	(130,043)
Chilean Peso	DBAB	Buy	2,982,950,000	4,387,336		2/27/17	41,591	—
Chilean Peso	MSCO	Buy	1,535,857,500	2,265,611		2/27/17	14,750	—
Euro	BOFA	Sell	1,464,790	1,561,481		2/27/17	15,807	—
Euro	SCNY	Sell	8,685,912	9,262,309		2/27/17	96,771	—
Japanese Yen	HSBK	Sell	796,744,000	7,194,639		2/27/17	359,100	—
Malaysian Ringgit	JPHQ	Buy	118,779,709	25,021,294	EUR	2/27/17	—	(3,636)
Mexican Peso	CITI	Buy	62,000,000	3,291,919		2/27/17	—	(325,653)
Chilean Peso	CITI	Buy	515,662,000	754,123		2/28/17	11,454	—
Chilean Peso	DBAB	Buy	2,398,605,000	3,507,502		2/28/17	53,584	—
Euro	BOFA	Sell	1,471,272	1,640,586		2/28/17	88,007	—
Indian Rupee	DBAB	Buy	1,151,765,600	15,659,308	EUR	2/28/17	323,844	—
Japanese Yen	BZWS	Sell	726,500,000	7,164,906		2/28/17	931,781	—
Japanese Yen	JPHQ	Sell	304,127,000	2,999,576		2/28/17	390,269	—
Malaysian Ringgit	DBAB	Buy	71,195,440	15,390,946	EUR	2/28/17	—	(418,529)
Mexican Peso	MSCO	Buy	117,000,000	6,279,014		3/01/17	—	(682,744)
Euro	GSCO	Sell	454,000	483,424		3/02/17	4,277	—
Japanese Yen	JPHQ	Sell	416,700,000	3,738,091		3/03/17	162,332	—
Chilean Peso	DBAB	Buy	1,123,610,000	1,653,583		3/06/17	13,927	—
Euro	BZWS	Sell	13,525,000	14,431,784		3/06/17	154,252	—
Japanese Yen	HSBK	Sell	196,900,000	1,753,339		3/06/17	63,423	—
Japanese Yen	BZWS	Sell	192,016,500	1,908,988		3/09/17	260,702	—
Mexican Peso	HSBK	Buy	82,460,700	4,474,993		3/10/17	—	(535,509)
Australian Dollar	CITI	Sell	8,404,000	6,422,085		3/13/17	368,559	—
Australian Dollar	JPHQ	Sell	12,551,000	9,371,957		3/13/17	331,287	—
Chilean Peso	DBAB	Buy	1,571,026,500	2,357,129		3/13/17	—	(26,693)
Japanese Yen	DBAB	Sell	167,200,000	1,457,284		3/13/17	21,696	—
Australian Dollar	CITI	Sell	8,460,000	6,320,635		3/14/17	226,911	—
Australian Dollar	JPHQ	Sell	12,735,000	9,432,815		3/14/17	259,815	—
Australian Dollar	CITI	Sell	1,690,900	1,263,314		3/16/17	45,417	—
Euro	JPHQ	Sell	3,821,732	4,087,916		3/16/17	51,138	—
Euro	MSCO	Sell	905,000	967,852		3/16/17	11,929	—
Australian Dollar	JPHQ	Sell	8,540,000	6,225,660		3/17/17	74,733	—
Australian Dollar	CITI	Sell	3,408,700	2,550,202		3/20/17	95,257	—
South Korean Won	CITI	Sell	5,158,000,000	4,708,567		3/20/17	437,521	—
Japanese Yen	BZWS	Sell	132,990,000	1,307,413		3/21/17	165,030	—
Japanese Yen	CITI	Sell	220,552,000	2,183,791		3/23/17	289,035	—
Japanese Yen	MSCO	Sell	311,200,000	3,081,859		3/23/17	408,349	—
Japanese Yen	BZWS	Sell	125,158,380	1,239,308		3/24/17	164,015	—
South Korean Won	HSBK	Sell	10,258,000,000	9,161,792		3/27/17	667,890	—
South Korean Won	HSBK	Sell	10,307,000,000	9,303,606		3/28/17	769,155	—
Japanese Yen	JPHQ	Sell	130,931,000	1,169,069		3/31/17	43,735	—
Australian Dollar	GSCO	Sell	26,618,090	20,373,220		4/06/17	1,210,435	—
Japanese Yen	JPHQ	Sell	278,975,000	2,730,859		4/07/17	332,249	—
Mexican Peso	CITI	Buy	21,365,740	1,169,431		4/07/17	—	(152,693)

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Annual Report

TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract		Settlement	Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Japanese Yen	HSBK	Sell	555,000,000	5,397,389		4/11/17	$624,556	$—
Japanese Yen	BZWS	Sell	281,000,000	2,732,639		4/13/17	315,876	—
Japanese Yen	CITI	Sell	146,000,000	1,372,180		4/13/17	116,496	—
Japanese Yen	DBAB	Sell	277,200,000	2,697,311		4/13/17	313,231	—
Japanese Yen	BZWS	Sell	146,100,000	1,416,886		4/24/17	159,634	—
Mexican Peso	DBAB	Buy	62,150,960	3,273,688		4/24/17	—	(323,979)
South Korean Won	HSBK	Sell	13,696,000,000	12,015,616		4/25/17	673,424	—
South Korean Won	HSBK	Sell	3,816,000,000	3,329,988		4/26/17	169,792	—
South Korean Won	HSBK	Sell	4,601,000,000	4,017,814		5/02/17	207,399	—
Japanese Yen	GSCO	Sell	203,561,000	1,964,780		5/15/17	211,165	—
Japanese Yen	HSBK	Sell	286,780,000	2,768,414		5/15/17	297,894	—
Japanese Yen	SCNY	Sell	152,158,000	1,475,407		5/15/17	164,614	—
South Korean Won	CITI	Sell	5,173,000,000	4,515,144		5/15/17	230,707	—
Japanese Yen	MSCO	Sell	245,000,000	2,278,815		5/16/17	168,109	—
Japanese Yen	SCNY	Sell	103,657,300	965,511		5/16/17	72,490	—
South Korean Won	CITI	Sell	4,268,000,000	3,711,950		5/16/17	177,043	—
Japanese Yen	BOFA	Sell	705,633,500	6,581,174		5/18/17	501,427	—
Japanese Yen	CITI	Sell	2,262,483,100	20,951,302		5/18/17	1,457,721	—
South Korean Won	HSBK	Sell	7,321,000,000	6,255,661		5/18/17	192,085	—
Japanese Yen	BOFA	Sell	704,526,000	6,544,598		5/19/17	474,082	—
Japanese Yen	HSBK	Sell	707,007,200	6,567,647		5/19/17	475,752	—
Japanese Yen	BOFA	Sell	706,440,000	6,537,758		5/22/17	449,813	—
Japanese Yen	JPHQ	Sell	532,106,000	4,940,127		5/22/17	354,555	—
South Korean Won	DBAB	Sell	5,870,000,000	4,999,276		5/22/17	137,375	—
Japanese Yen	BOFA	Sell	860,890,000	7,828,265		5/25/17	408,164	—
Japanese Yen	HSBK	Sell	154,574,000	1,410,218		5/25/17	77,928	—
Mexican Peso	JPHQ	Buy	39,025,000	2,049,579		5/30/17	—	(207,840)
Japanese Yen	CITI	Sell	153,700,000	1,455,989		6/08/17	130,280	—
Japanese Yen	HSBK	Sell	230,100,000	2,036,283		6/09/17	51,500	—
Japanese Yen	HSBK	Sell	505,050,000	4,432,207		6/13/17	74,882	—
South Korean Won	CITI	Sell	3,870,000,000	3,340,238		6/15/17	134,437	—
Japanese Yen	CITI	Sell	230,997,000	2,215,607		6/16/17	222,371	—
Japanese Yen	HSBK	Sell	187,120,000	1,641,404		6/16/17	26,775	—
Japanese Yen	JPHQ	Sell	197,300,000	1,891,595		6/16/17	189,125	—
Japanese Yen	DBAB	Sell	186,830,000	1,788,925		6/19/17	176,550	—
Japanese Yen	CITI	Sell	207,460,000	2,021,289		6/20/17	230,781	—
South Korean Won	DBAB	Sell	5,874,000,000	5,031,694		6/20/17	165,701	—
Japanese Yen	DBAB	Sell	187,160,000	1,818,500		6/22/17	203,028	—
Japanese Yen	JPHQ	Sell	154,420,000	1,509,187		7/14/17	174,730	—
Malaysian Ringgit	DBAB	Buy	9,759,000	2,166,837	EUR	7/20/17	—	(152,503)
Japanese Yen	CITI	Sell	178,564,000	1,710,219		7/25/17	166,184	—
Japanese Yen	DBAB	Sell	631,276,974	6,080,846		7/31/17	620,424	—
Japanese Yen	DBAB	Sell	687,444,000	6,960,753		8/18/17	1,008,616	—
Japanese Yen	HSBK	Sell	1,286,140,000	13,044,016		8/22/17	1,905,706	—
Japanese Yen	JPHQ	Sell	926,943,000	9,401,664		8/22/17	1,374,094	—
Japanese Yen	BZWS	Sell	307,053,000	3,108,721		8/24/17	449,269	—
Japanese Yen	DBAB	Sell	303,441,000	3,076,621		8/24/17	448,453	—
Japanese Yen	JPHQ	Sell	800,079,000	8,098,580		8/28/17	1,167,400	—
Japanese Yen	DBAB	Sell	509,728,000	5,172,724		8/30/17	756,404	—
Japanese Yen	JPHQ	Sell	450,908,000	4,566,619		8/30/17	659,920	—
Japanese Yen	HSBK	Sell	980,688,000	9,738,709		9/01/17	1,241,022	—
Japanese Yen	JPHQ	Sell	278,975,000	2,755,989		10/10/17	333,132	—

16 Annual Report

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Forward Exchange Contracts (continued)

				Contract	Settlement		Unrealized	Unrealized
Currency	Counterparty[a] Type		Quantity	Amount*		Date	Appreciation	Depreciation
OTC Forward Exchange Contracts (continued)
Mexican Peso	DBAB	Buy	67,596,340	3,489,384		10/23/17	$—	$(371,686)
Mexican Peso	CITI	Buy	21,771,590	1,126,311		10/24/17	—	(122,314)
Japanese Yen	CITI	Sell	104,080,747	1,014,175		11/09/17	108,483	—
Japanese Yen	CITI	Sell	335,732,000	3,272,944		11/14/17	350,510	—
Japanese Yen	JPHQ	Sell	102,242,000	998,442		11/14/17	108,460	—
Japanese Yen	CITI	Sell	152,157,000	1,436,514		11/16/17	111,866	—
Japanese Yen	DBAB	Sell	592,373,000	5,522,056		11/21/17	363,295	—
Mexican Peso	CITI	Buy	245,000,000	11,425,747		11/24/17	—	(182,537)
Japanese Yen	SCNY	Sell	696,345,000	6,391,711		11/27/17	325,123	—
Japanese Yen	CITI	Sell	496,800,000	4,436,487		12/12/17	104,105	—
Japanese Yen	JPHQ	Sell	467,930,000	4,147,543		12/13/17	66,658	—
Total Forward Exchange Contracts							$47,819,170	$(5,516,405)
Net unrealized appreciation (depreciation)							$42,302,765

*In U.S. dollars unless otherwise indicated.
[a]May be comprised of multiple contracts with the same counterparty, currency and settlement date.

At December 31, 2016, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts
					Notional	Expiration	Unrealized	Unrealized
Description			Exchange		Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.914%				LCH	$35,260,000	1/22/25	$591,213	$—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.970%				LCH	44,070,000	1/23/25	552,863	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.973%				LCH	26,010,000	1/27/25	322,453	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.937%				LCH	6,500,000	1/29/25	99,437	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.942%				LCH	5,500,000	1/30/25	83,001	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.817%				LCH	8,680,000	2/03/25	218,093	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.978%				LCH	800,000	3/27/25	11,912	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 1.985%				LCH	800,000	3/27/25	11,448	—
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.449%				LCH	6,340,000	7/02/25	—	(160,356)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.310%				LCH	16,220,000	7/29/25	—	(199,897)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.752%				LCH	23,960,000	7/29/45	—	(1,065,717)

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TEMPLETON GLOBAL INCOME FUND
STATEMENT OF INVESTMENTS

Interest Rate Swap Contracts (continued)

		Notional	Expiration	Unrealized	Unrealized
Description	Exchange	Amount	Date	Appreciation	Depreciation
Centrally Cleared Swap Contracts (continued)
Receive Floating rate 3-month USD BBA LIBOR
Pay Fixed rate 2.378%	LCH	$56,100,000	11/18/46	$2,539,800	$—
Total Interest Rate Swap Contracts				$4,430,220	$(1,425,970)
Net unrealized appreciation (depreciation)				$3,004,250

See Abbreviations on page 32.

18 Annual Report | The accompanying notes are an integral part of these financial statements.

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TEMPLETON GLOBAL INCOME FUND

Financial Statements

Statement of Assets and Liabilities
December 31, 2016

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$826,120,680
Cost - Non-controlled affiliates (Note 3c)	143,876,895
Total cost of investments	$969,997,575
Value - Unaffiliated issuers	$769,883,296
Value - Non-controlled affiliates (Note 3c)	143,876,895
Total value of investments	913,760,191
Cash.	6,310,000
Restricted Cash (Note 1e)	17,451,000
Foreign currency, at value (cost $691,007)	690,325
Receivables:
Interest	12,113,187
Due from brokers	18,864,359
Unrealized appreciation on OTC forward exchange contracts	47,819,170
Other assets	298
Total assets	1,017,008,530
Liabilities:
Payables:
Investment securities purchased	355,321
Management fees	489,928
Variation margin	1,148,752
Due to brokers	23,761,000
Unrealized depreciation on OTC forward exchange contracts	5,516,405
Deferred tax.	1,053,816
Accrued expenses and other liabilities.	328,175
Total liabilities	32,653,397
Net assets, at value	$984,355,133
Net assets consist of:
Paid-in capital	$1,051,690,510
Distribution in excess of net investment income	(53,139,550)
Net unrealized appreciation (depreciation)	(12,025,357)
Accumulated net realized gain (loss)	(2,170,470)
Net assets, at value	$984,355,133
Shares outstanding.	134,144,158
Net asset value per share	$7.34

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The accompanying notes are an integral part of these financial statements. | Annual Report 19

TEMPLETON GLOBAL INCOME FUND
FINANCIAL STATEMENTS

Statements of Operations

	Period Ended	Year Ended
	December 31, 2016[a]	August 31, 2016
Investment income:
Dividends:
Non-controlled affiliates (Note 3c)	$6,711	$—
Interest (net of foreign taxes of $531,892 and $1,241,635, respectively)	15,072,939	42,095,605
Inflation principal adjustments	927,855	7,056,823
Total investment income	16,007,505	49,152,428
Expenses:
Management fees (Note 3a)	2,045,823	6,146,757
Transfer agent fees	24,403	168,603
Custodian fees (Note 4)	163,211	426,132
Reports to shareholders	37,319	83,311
Registration and filing fees	21	131,447
Professional fees	54,247	110,218
Trustees’ fees and expenses	26,287	100,203
Other	25,618	119,651
Total expenses	2,376,929	7,286,322
Expense reductions (Note 4)	(36,862)	(8,857)
Expenses waived/paid by affiliates (Note 3c)	(142,300)	(307,650)
Net expenses	2,197,767	6,969,815
Net investment income	13,809,738	42,182,613
Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments	(32,205,769)	(39,376,032)
Foreign currency transactions	(5,149,557)	(31,176,901)
Swap contracts	201,192	(3,111,326)
Net realized gain (loss)	(37,154,134)	(73,664,259)
Net change in unrealized appreciation (depreciation) on:
Investments	(11,548,583)	68,006,150
Translation of other assets and liabilities
denominated in foreign currencies	63,891,622	(17,073,522)
Swap contracts	17,074,847	(16,522,353)
Change in deferred taxes on unrealized appreciation	504,677	(1,088,610)
Net change in unrealized appreciation (depreciation)	69,922,563	33,321,665
Net realized and unrealized gain (loss)	32,768,429	(40,342,594)
Net increase (decrease) in net assets resulting from operations	$46,578,167	$1,840,019

aFor the period September 1, 2016 to December 31, 2016.

20 Annual Report | The accompanying notes are an integral part of these financial statements. franklintempleton.com

	TEMPLETON GLOBAL INCOME FUND
		FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Period Ended
	December 31,	Year Ended August 31,
	2016 [a]	2016	2015
Increase (decrease) in net assets:
Operations:
Net investment income	$13,809,738	$42,182,613	$44,843,491
Net realized gain (loss)	(37,154,134)	(73,664,259)	35,123,071
Net change in unrealized appreciation (depreciation)	69,922,563	33,321,665	(174,293,371)
Net increase (decrease) in net assets resulting from operations	46,578,167	1,840,019	(94,326,809)
Distributions to shareholders from:
Net investment income and net foreign currency gains	—	(14,394,453)	(85,047,396)
Net realized gains	—	(2,405,934)	(348,775)
Tax return of capital	(13,414,416)	(23,442,860)	—
Total distributions to shareholders	(13,414,416)	(40,243,247)	(85,396,171)
Net increase (decrease) in net assets	33,163,751	(38,403,228)	(179,722,980)
Net assets:
Beginning of period	951,191,382	989,594,610	1,169,317,590
End of period	$984,355,133	$951,191,382	$989,594,610
Undistributed net investment income (loss) included in net assets:
End of period	$—	$9,720,435	$—
Distributions in excess of net investment income included in net assets:
End of period	$(53,139,550)	$—	$(10,728,258)

aFor the period September 1, 2016 to December 31, 2016.

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The accompanying notes are an integral part of these financial statements. | Annual Report 21

TEMPLETON GLOBAL INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Templeton Global Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as a closed-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP).

The Fund’s fiscal year was changed to December 31. As a result, the Fund had a shortened fiscal year covering the transitional period between the Fund’s prior fiscal year end August 31, 2016 and December 31, 2016.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV.

Derivative financial instruments listed on an exchange are valued at the official closing price of the day. Certain derivative financial instruments trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency

22 Annual Report

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a When-Issued or Delayed Delivery Basis

The Fund purchases securities on a when-issued or delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statements of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counter-parties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

d. Derivative Financial Instruments (continued)

due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to growth risk. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Statements of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Note 9 regarding other derivative information.

e. Restricted Cash

At December 31, 2016, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Statement of Assets and Liabilities.

f. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of December 31, 2016, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

g. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis

24 Annual Report

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TEMPLETON GLOBAL INCOME FUND

NOTES TO FINANCIAL STATEMENTS

may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as inflation principal adjustments in the Statements of Operations.

h. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At December 31, 2016, there were an unlimited number of shares authorized (without par value). During the period ended December 31, 2016 and years ended August 31, 2016 and August 31, 2015 there were no shares issued; all reinvested distributions were satisfied with previously issued shares purchased in the open market.

Under the Board approved open-market share repurchase program, the Fund may purchase, from time to time, Fund shares in open-market transactions, at the discretion of management. Since the inception of the program, the Fund has repurchased a total of 11,210,400 shares. During the period ended December 31, 2016 and years ended August 31, 2016 and August 31, 2015, there were no shares repurchased.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager

franklintempleton.com Annual Report 25

TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

3.	Transactions with Affiliates (continued)
a.	Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $200 million
0.635%	Over $200 million, up to and including $700 million
0.600%	Over $700 million, up to and including $1 billion
0.580%	Over $1 billion, up to and including $5 billion
0.560%	Over $5 billion, up to and including $10 billion
0.540%	Over $10 billion, up to and including $15 billion
0.520%	Over $15 billion, up to and including $20 billion
0.500%	In excess of $20 billion

For the period ended December 31, 2016, the annualized effective management fee rate was 0.639% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to September 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended December 31, 2016, the Fund held investments in affiliated management investment companies as follows:

% of
Affiliated
	Number of			Number of				Fund Shares
	Shares Held			Shares	Value			Outstanding
	at Beginning	Gross	Gross	Held at End	at End	Investment	Realized	Held at End
	of Period	Additions	Reductions	of Period	of Period	Income	Gain (Loss)	of Period

Non-Controlled Affiliates
Institutional Fiduciary Trust Money
Market Portfolio,0.09%	113,186,351	142,608,797	(111,918,253)	143,876,895	$143,876,895	$6,711	$-	0.9%

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended December 31, 2016, the custodian fees were reduced as noted in the Statements of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains, if any.

26 Annual Report

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2016, the capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
Short term	$807,174
Long term	1,363,297
Total capital loss carryforwards.	$2,170,471

The tax character of distributions paid during the period ended December 31, 2016 and years ended August 31, 2016 and August 31,
2015, was as follows:

		August 31,
	December 31,
	2016	2016	2015
Distributions paid from:
Ordinary income	$—	$14,394,453	$85,396,171
Long term capital gain	—	2,405,934	—
	$—	$16,800,387	$85,396,171
Return of capital	13,414,421	23,442,860	—
	$13,414,421	$40,243,247	$85,396,171

At December 31, 2016, the cost of investments and net unrealized appreciation (depreciation), for income tax purposes were as follows:
Cost of investments	$980,164,998

Unrealized appreciation	$20,968,407
Unrealized depreciation	(87,373,214)
Net unrealized appreciation (depreciation)	$(66,404,807)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of foreign currency transactions.

In accordance with U.S. GAAP permanent differences are reclassified among capital accounts to reflect their tax character. At the year ended December 31, 2016, such reclassifications were as follows:

Paid-in capital	41,686,064
Distributions in excess of net investment income	(76,669,728)
Accumulated net realized gain (loss)	34,983,664

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended December 31, 2016, aggregated $187,843,754 and $185,810,467, respectively.

7. Credit Risk

At December 31, 2016, the Fund had 24.8% of its portfolio invested in high yield securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

8. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. Other Derivative Information

At December 31, 2016, the Fund’s investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts	Statement of			Statement of
Not Accounted for as	Assets and Liabilities			Assets and Liabilities
Hedging Instruments	Location	Fair Value		Location	Fair Value
Interest rate contracts	Variation margin	$4,430,220	[a]	Variation margin	$1,425,970	[a]
Foreign exchange	Unrealized appreciation on OTC	47,819,170		Unrealized depreciation on OTC	5,516,405
contracts	swap contracts			swap contracts
Value recovery instruments	Investments in securities, at value	3,401,970
Totals		$55,651,360			$6,942,375

[a]This amount reflects the cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

For the period ended December 31, 2016, the effect of derivative contracts in the Fund’s Statements of Operations was as follows:

				Net Change in
				Unrealized
Derivative Contracts		Net Realized		Appreciation
Not Accounted for as	Statements of	Gain (Loss) for	Statements of	(Depreciation)
Hedging Instruments	Operations Locations	the Period	Operations Locations	for the Period
	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Swap contracts	$201,192	Swap contracts	$17,074,847
Foreign exchange contracts	Foreign currency transactions	(4,099,094)[a]	Translation of other assets and	64,070,572	[a]
			liabilities denominated in
			foreign currencies
Value recovery instruments	Value recovery instruments	—	Value recovery instruments	(201,943)
Totals		$(3,897,902)		$80,943,476

[a]Forward exchange contracts are included in net realized gain (loss) from foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of other assets and liabilities denominated in foreign currencies in the Statements of Operations.

For the period ended December 31, 2016, the average month end fair value of derivatives represented 5.4% of average month end net assets. The average month end number of open derivative contracts for the period was 228.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

At December 31, 2016, the Fund’s OTC derivative assets and liabilities are as follows:
	Gross and Net Amounts of
	Assets and Liabilities Presented
	in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$47,819,170	$5,516,405
[a]Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statemen of Assets and Liabilities.
At December 31, 2016, the Fund’s OTC derivative assets, which may be offset against the Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Assets Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Received[a,b]	Received[b]	than zero)
Counterparty
BOFA.	$2,947,625	$—	$—	$(2,947,625)	$—
BZWS	6,583,093	—	—	(6,583,093)	—
CITI	7,384,750	(1,195,699)	—	(6,189,051)	—
DBAB	4,691,991	(2,242,754)	—	(2,449,237)	—
GSCO	2,603,727	(1,706)	—	(2,602,021)	—
HSBK	11,809,979	(690,865)	(8,678,328)	—	2,440,786
JPHQ.	8,975,949	(419,588)	(8,556,361)	—	—
MSCO	882,128	(882,128)	—	—	—
SCNY	1,709,437	—	(218,437)	(1,491,000)	—
UBSW	230,491	—	(230,491)	—	—
Total	$47,819,170	$(5,432,740)	$(17,683,617)	$(22,262,027)	$2,440,786

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

9. Other Derivative Information (continued)

At December 31, 2016 , the Fund’s OTC derivative liabilities, which may be offset against the Fund’s OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the
		Statement of Assets and Liabilities
	Gross
	Amounts of	Financial	Financial
	Liabilities Presented in	Instruments	Instruments	Cash	Net Amount
	the Statement of	Available for	Collateral	Collateral	(Not less
	Assets and Liabilities	Offset	Pledged	Pledged	than zero)
Counterparty
BOFA	$—	$—	$—	$—	$—
BZWS.	—	—	—	—	—
CITI	1,195,699	(1,195,699)	—	—	—
DBAB	2,242,754	(2,242,754)	—	—	—
GSCO	1,706	(1,706)	—	—	—
HSBK	690,865	(690,865)	—	—	—
JPHQ	419,588	(419,588)	—	—	—
MSCO	965,793	(882,128)	—	—	83,665
SCNY	—	—	—	—	—
UBSW	—	—	—	—	—
Total.	$5,516,405	$(5,432,740)	$—	$—	$83,665

aAt December 31, 2016, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.
bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateral-
ization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 32.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

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TEMPLETON GLOBAL INCOME FUND
NOTES TO FINANCIAL STATEMENTS

A summary of inputs used as of December 31, 2016, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Foreign Government and Agency Securities[a]	$—	$705,887,910	$—	$705,887,910
Short Term Investments	143,876,895	63,995,386	—	207,872,281
Total Investments in Securities	$143,876,895	$769,883,296	$—	$913,760,191

Other Financial Instruments:
Forward Exchange Contracts	$—	$47,819,170	$—	$47,819,170
Swap Contracts.	—	4,430,220	—	4,430,220
Total Other Financial Instruments	$—	$52,249,390	$—	$52,249,390

Liabilities:
Other Financial Instruments:
Forward Exchange Contracts	$—	$5,516,405	$—	$5,516,405
Swap Contracts.	—	1,425,970	—	1,425,970
Total Other Financial Instruments	$—	$6,942,375	$—	$6,942,375

[a]For detailed categories, see the accompanying Statement of Investments.

11. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

12. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio
BOFA	Bank of America Corp.	ARS	Argentine Peso	BBA	British Bankers Association
BZWS	Barclays Bank PLC	AUD	Australian Dollar	GDP	Gross Domestic Product
CITI	Citigroup, N.A.	BRL	Brazilian Real	LIBOR	London InterBank Offered Rate
DBAB	Deutsche Bank AG	COP	Colombian Peso	VRI	Value Recovery Instruments
GSCO	Goldman Sachs Group, Inc.	EUR	Euro
HSBK	HSBC Bank PLC	IDR	Indonesian Rupiah
JPHQ	JPMorgan Chase N.A.	INR	Indian Rupee
LCH	LCH Clearnet LLC	KRW	South Korean Won
MSCO	Morgan Stanley and Co. Inc.	LKR	Sri Lankan Rupee
SCNY	Standard Chartered Bank	MXN	Mexican Peso
UBSW	UBS AG	MYR	Malaysian Ringgit
		PEN	Peruvian Nuevo Sol
		PHP	Philippine Peso
		USD	United States Dollar
		ZAR	South African Rand

32 Annual Report

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TEMPLETON GLOBAL INCOME FUND

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Templeton Global Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Income Fund (the "Fund") as of December 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian, transfer agent and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 15, 2017

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Tax Information (unaudited)

At December 31, 2016, more than 50% of the Fund’s total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Internal Revenue Code. This election will allow shareholders of record as of the first distribution in 2017 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

34 Annual Report

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TEMPLETON GLOBAL INCOME FUND

Dividend Reinvestment and Cash Purchase Plan

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) with the following features:

Shareholders must affirmatively elect to participate in the Plan. If you decide to use this service, dividends and capital gains distributions will be reinvested automatically in shares of the Fund for your account.

Whenever the Fund declares dividends in either cash or shares of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in new shares at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund’s shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market.

A participant has the option of submitting additional cash payments to the Plan Administrator, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments can be made by check payable to American Stock Transfer and Trust Company LLC (the “Plan Administrator”) and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. The Plan Administrator will apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market.

The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax that may be payable on dividends or distributions.

Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested. The Plan Administrator’s fee for a sale of shares through the Plan is $15.00 per transaction plus a $0.12 per share trading fee.

A participant may withdraw from the Plan without penalty at any time by written notice to the Plan Administrator sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560. Upon withdrawal, the participant will receive, without charge, share certificates issued in the participant’s name for all full shares held by the Plan Administrator; or, if the participant wishes, the Plan Administrator will sell the participant’s shares and send the proceeds to the participant, less a service charge of $15.00 and less trading fees of $0.12 per share. The Plan Administrator will convert any fractional shares held at the time of withdrawal to cash at current market price and send a check to the participant for the net proceeds.

For more information, please see the Plan’s Terms and Conditions located at the back of this report.

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TEMPLETON GLOBAL INCOME FUND

Transfer Agent

American Stock Transfer and Trust Company LLC
P.O. Box 922, Wall Street Station
New York, NY 10269-0560

(800) 416-5585
www.amstock.com

Direct Deposit Service for Registered Shareholders

Cash distributions can now be electronically credited to a checking or savings account at any financial institution that participates in the Automated Clearing House (“ACH”) system. The Direct Deposit service is provided for registered shareholders at no charge. To enroll in the service, access your account online by going www.amstock.com or dial (800) 416-5585 (toll free) and follow the instructions. Direct Deposit will begin with the next scheduled distribution payment date following enrollment in the service.

Direct Registration

If you are a registered shareholder of the Fund, purchases of shares of the Fund can be electronically credited to your Fund account at American Stock Transfer and Trust Company LLC through Direct Registration. This service provides shareholders with a convenient way to keep track of shares through book-entry transactions, electronically move book-entry shares between broker-dealers, transfer agents and DRS eligible issuers, and eliminate the possibility of lost certificates. For additional information, please contact American Stock Transfer and Trust Company LLC at (800) 416-5585.

Shareholder Information

Shares of Templeton Global Income Fund are traded on the New York Stock Exchange under the symbol “GIM.” Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron’s and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund’s shares are published in the “New York Stock Exchange Composite Transactions” section of newspapers.

For current information about distributions and shareholder accounts, call (800) 416-5585. Registered shareholders can access their Fund account on-line. For information go to American Stock Transfer and Trust Company LLC’s web site at www.amstock.com and follow the instructions.

The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 7 a.m. Pacific time any business day at (800) DIAL BEN/342-5236. The Fund’s net asset value and dividends are also listed on the NASDAQ Stock Market, Inc.’s Mutual Fund Quotation Service (“NASDAQ MFQS”).

Shareholders not receiving copies of reports to shareholders because their shares are registered in the name of a broker or a custodian can request that they be added to the Fund’s mailing list by writing Templeton Global Income Fund, 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL, 33733-8030.

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TEMPLETON GLOBAL INCOME FUND

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1992	142	Bar-S Foods (meat packing company)
300 S.E. 2nd Street				(1981-2010).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Ann Torre Bates (1958)	Trustee	Since 2008	42	Ares Capital Corporation (specialty
300 S.E. 2nd Street				finance company) (2010-present),
Fort Lauderdale, FL 33301-1923				United Natural Foods, Inc. (distributor
				of natural, organic and specialty foods)
				(2013-present), Allied Capital
				Corporation (financial services)
				(2003-2010), SLM Corporation (Sallie
				Mae) (1997-2014) and Navient
				Corporation (loan management,
				servicing and asset recovery)
				(2014-2016).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Executive Vice President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

Mary C. Choksi (1950)	Trustee	Since October	136	Avis Budget Group Inc. (car rental)
300 S.E. 2nd Street		2016		(2007-present), Omnicom group Inc.
Fort Lauderdale, FL 33301-1923				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987-2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Trustee since	142	Hess Corporation (exploration and
300 S.E. 2nd Street		1996 and Lead		refining of oil and gas) (1993-present),
Fort Lauderdale, FL 33301-1923		Independent		Canadian National Railway (railroad)
		Trustee since 2007		(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present), Santander
				Consumer USA Holdings, Inc.
				(consumer fiancé) (November 2016),
				RTI International Metals, Inc.
				(manufacture and distribution of
				titanium) (1999-2015) and H.J. Heinz
				Company (processed foods and allied
				products) (1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison - United States Treasury Department (1988-1989).

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TEMPLETON GLOBAL INCOME FUND

Independent Board Members (continued)

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
300 S.E. 2nd Street				financing) (2006-2013).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company) (2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

David W. Niemiec (1949)	Trustee	Since 2005	42	Emeritus Corporation (assisted living)
300 S.E. 2nd Street				(1999-2010) and OSI Pharmaceuticals,
Fort Lauderdale, FL 33301-1923				Inc. (pharmaceutical products)
				(2006-2010).
Principal Occupation During at Least the Past 5 Years:
Advisor, Saratoga Partners (private equity fund); and formerly, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon
Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer,
Dillon, Read & Co. Inc. (1982-1997).

Larry D. Thompson (1945)	Trustee	Since 2005	142	The Southern Company (energy
300 S.E. 2nd Street				company) (2014-present; previously
Fort Lauderdale, FL 33301-1923				2010-2012), Graham Holdings
				Company (education and media
				organization) (2011-present) and
				Cbeyond, Inc. (business
				communications provider)
				(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President – Government Affairs, General Counsel and Corporate Secretary, PepsiCo,
Inc. (consumer products) (2012-2014); Senior Vice President – Government Affairs, General Counsel and Secretary, PepsiCo, Inc.
(2004-2011); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and
Deputy Attorney General, U.S. Department of Justice (2001-2003).

Constantine D. Tseretopoulos	Trustee	Since 1999	26	None
(1954)
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Physician, Chief of Staff, owner and operator of the Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and
formerly, Cardiology Fellow, University of Maryland (1985-1987); and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

Robert E. Wade (1946)	Trustee	Since 2006	42	El Oro Ltd (investments)
300 S.E. 2nd Street				(2003-present).
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Attorney at law engaged in private practice (1972-2008) and member of various boards.

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TEMPLETON GLOBAL INCOME FUND

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2006	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	142	None
One Franklin Parkway	the Board,	Board and Trustee
San Mateo, CA 94403-1906	Trustee and	since 2013 and
	Vice President	Vice President
since 1996
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief Executive Since 2009		Not Applicable	Not Applicable
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and Franklin
Alternative Strategies Advisers, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since May 2016	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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TEMPLETON GLOBAL INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2002	Not Applicable	Not Applicable
(1962)	Chief Executive
One Franklin Parkway	Officer –
San Mateo, CA 94403-1906	Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President, Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Mark H. Otani (1968)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin
Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

40 Annual Report franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Secretary and	Secretary	Not Applicable	Not Applicable
300 S.E. 2nd Street	Vice President	since 2013
Fort Lauderdale, FL 33301-1923		and Vice President
since 2011
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective May 13, 2016, Frank J. Crothers ceased to be a trustee of the Trust.
Note 4: Effective November 1, 2016, Frank A. Olson ceased to be a trustee of the Trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the U.S. Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated each of Ann Torre Bates and David W. Niemiec as an audit committee financial expert. The Board believes that Ms. Bates and Mr. Niemiec qualify as such an expert in view of their extensive business background and experience. Ms.
Bates has served as a member of the Fund Audit Committee since 2008. She currently serves as a director of Ares Capital Corporation (2010-present) and United
Natural Foods, Inc. (2013-present) and was formerly a director of Navient Corporation from 2014 to 2016, SLM Corporation from 1997 to 2014 and Allied Capital
Corporation from 2003 to 2010, Executive Vice President and Chief Financial Officer of NHP Incorporated from 1995 to 1997 and Vice President and Treasurer of
US Airways, Inc. until 1995. Mr. Niemiec has served as a member of the Fund Audit Committee since 2005, currently serves as an Advisor to Saratoga Partners and was formerly its Managing Director from 1998 to 2001. Mr. Niemiec was formerly a director of Emeritus Corporation from 1999 to 2010 and OSI Pharmaceu-
ticals, Inc. from 2006 to 2010, Managing Director of SBC Warburg Dillon Read from 1997 to 1998, and was Vice Chairman from 1991 to 1997 and Chief Financial
Officer from 1982 to 1997 of Dillon, Read & Co. Inc. As a result of such background and experience, the Board believes that Ms. Bates and Mr. Niemiec have each acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Ms. Bates and Mr. Niemiec are independent Board members as that term is defined under the applicable U.S. Securities and
Exchange Commission Rules and Releases or the listing standards applicable to the Fund.

franklintempleton.com Annual Report 41

TEMPLETON GLOBAL INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

42 Annual Report

franklintempleton.com

TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

1. American Stock Transfer and Trust Company LLC (“AST”), will act as Plan Administrator and will open an account for participating shareholders (“participant”) under the Dividend Reinvestment and Cash Purchase Plan (the “Plan”) in the same name as that in which the participant’s present shares are registered, and put the Plan into effect as of the first record date for a dividend or capital gains distribution after AST receives the authorization duly executed by such participant.

2. Whenever Templeton Global Income Fund (the “Fund”) declares a distribution from capital gains or an income dividend payable in either cash or shares of the Fund (“Fund shares”), if the market price per share on the valuation date equals or exceeds the net asset value per share, participants will receive such dividend or distribution entirely in Fund shares, and AST shall automatically receive such Fund shares for participant accounts including aggregate fractions. The number of additional Fund shares to be credited to participant accounts shall be determined by dividing the equivalent dollar amount of the capital gains distribution or dividend payable to participants by the Fund’s net asset value per share of the Fund shares on the valuation date, provided that the Fund shall not issue such shares at a price lower than 95% of the current market price per share. The valuation date will be the payable date for such distribution or dividend.

3. Whenever the Fund declares a distribution from capital gains or an income dividend payable only in cash, or if the Fund’s net asset value per share exceeds the market price per share on the valuation date, AST shall apply the amount of such dividend or distribution payable to participants to the purchase of Fund shares on the open market (less their pro rata share of trading fees incurred with respect to open market purchases in connection with the reinvestment of such dividend or distribution). If, before AST has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by AST may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in shares issued by the Fund at net asset value per share. Such purchases will be made promptly after the payable date for such dividend or distribution, and in no event later than five business days prior to the record date for the next dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of the Federal securities laws.

4. A participant has the option of submitting additional payments to AST, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments may be made electronically through AST at www.amstock.com or by check payable to “American Stock Transfer and Trust Company LLC” and sent to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, Attention: Templeton Global Income Fund. AST shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares on the open market, as discussed below in paragraph 6. AST shall make such purchases promptly beginning on the dividend payment date, which is usually the last business day of each month, or, in the event that there is no dividend or distribution paid in a month, AST shall make such purchases on the last business day of that month, and in no event more than 30 days after receipt, except where necessary to comply with provisions of the Federal securities laws. Any voluntary payment received less than two business days before an investment date shall be invested during the following month unless there are more than 30 days until the next investment date, in which case such payment will be returned to the participant. AST shall return to the participant his or her entire voluntary cash payment upon written notice of withdrawal received by AST not less than 48 hours before such payment is to be invested. Such written notice shall be sent to AST by the participant, as discussed below in paragraph 14.

5. For all purposes of the Plan: (a) the market price of the Fund’s shares on a particular date shall be the last sale price on the New York Stock Exchange on that date if a business day and if not, on the preceding business day, or if there is no sale on such Exchange on such date, then the mean between the closing bid and asked quotations for such shares on such Exchange on such date, and (b) net asset value per share of the Fund’s shares on a particular date shall be as determined by or on behalf of the Fund.

6. Open market purchases provided for above may be made on any securities exchange where Fund shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as AST shall determine. Participant funds held by AST uninvested will not bear interest, and it is understood that, in any event, AST shall have no liability in connection with any inability to purchase Fund shares within five business days prior to the record date for the next dividend or distribution as herein provided, or with the timing of any purchases effected. AST shall have no responsibility as to the value of the Fund shares acquired for participant accounts. For the purposes of purchases on the open market, AST may aggregate purchases with those of other participants, and the average price (including trading fees) of all shares purchased by AST shall be the price per share allocable to all participants.

7. AST will hold shares acquired pursuant to this Plan, together with the shares of other participants acquired pursuant to this Plan, in its name or that of its nominee. AST will forward to participants any proxy solicitation material and will vote any shares so held for participants only in accordance with the proxies returned by participants to the Fund. Upon written request, AST will deliver to participants, without charge, a certificate or certificates for all or a portion of the full shares held by AST.

8. AST will confirm to participants each acquisition made for an account as soon as practicable but not later than ten business days after the date thereof. AST will send to participants a detailed account statement showing total dividends and distributions, date of investment, shares acquired and price per share, and total shares of record for the account. Although participants may from time to time have an undivided fractional interest (computed to three decimal places) in a share of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to participant accounts. In the event of termination of an account under the Plan, AST will adjust for any such undivided fractional interest in cash at the market price of the Fund’s shares on the date of termination.

9. Any share dividends or split shares distributed by the Fund on shares held by AST for participants will be credited to participant accounts. In the event that the Fund makes available to its shareholders transferable rights to purchase additional Fund shares or other securities, AST will sell such rights and apply the proceeds of the sale to the purchase of additional Fund shares for the participant accounts. The shares held for participants under the Plan will be added to underlying shares held by participants in calculating the number of rights to be issued.

10. AST’s service charge for capital gains or income dividend purchases will be paid by the Fund when shares are issued by the Fund or purchased on the open market. AST will deduct a $5.00 service charge from each voluntary cash payment. Participants will be charged a pro rata share of trading fees on all open market purchases.

11. Participants may withdraw shares from such participant’s account or terminate their participation under the Plan by notifying AST in writing. Such withdrawal or termination will be effective immediately if notice is

franklintempleton.com

Not part of the annual report 43

TEMPLETON GLOBAL INCOME FUND

TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (continued)

received by AST not less than two days prior to any dividend or distribution record date; otherwise such withdrawal or termination will be effective after the investment of any current dividend or distribution or voluntary cash payment. The Plan may be terminated by AST or the Fund upon 90 days’ notice in writing mailed to participants. Upon any withdrawal or termination, AST will cause a certificate or certificates for the full shares held by AST for participants and cash adjustment for any fractional shares (valued at the market value of the shares at the time of withdrawal or termination) to be delivered to participants, less any trading fees. Alternatively, a participant may elect by written notice to AST to have AST sell part or all of the shares held for him and to remit the proceeds to him. AST is authorized to deduct a $15.00 service charge and a $0.12 per share trading fee for this transaction from the proceeds. If a participant disposes of all shares registered in his name on the books of the Fund, AST may, at its option, terminate the participant’s account or determine from the participant whether he wishes to continue his participation in the Plan.

12. These terms and conditions may be amended or supplemented by AST or the Fund at any time or times, except when necessary or appropriate to comply with applicable law or the rules or policies of the U.S. Securities and Exchange Commission or any other regulatory authority, only by mailing to participants appropriate written notice at least 90 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by participants unless, prior to the effective date thereof, AST receives written notice of the termination of a participant account under the Plan. Any such amendment may include an appointment by AST in its place and stead of a successor Plan Administrator under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by AST under these terms and conditions. Upon any such appointment of a Plan Administrator for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Administrator, for a participant’s account, all dividends and distributions payable on Fund shares held in a participant’s name or under the Plan for retention or application by such successor Plan Administrator as provided in these terms and conditions.

13. AST shall at all times act in good faith and agree to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but shall assume no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by AST’s negligence, bad faith or willful misconduct or that of its employees.

14. Any notice, instruction, request or election which by any provision of the Plan is required or permitted to be given or made by the participant to AST shall be in writing addressed to American Stock Transfer and Trust Company LLC, P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or www.amstock.com or such other address as AST shall furnish to the participant, and shall have been deemed to be given or made when received by AST.

15. Any notice or other communication which by any provision of the Plan is required to be given by AST to the participant shall be in writing and shall be deemed to have been sufficiently given for all purposes by being deposited postage prepaid in a post office letter box addressed to the participant at his or her address as it shall last appear on AST’s records. The participant agrees to notify AST promptly of any change of address.

16. These terms and conditions shall be governed by and construed in accordance with the laws of the State of New York and the rules and regulations of the U.S. Securities and Exchange Commission, as they may be amended from time to time.

44 Not part of the annual report

franklintempleton.com

Annual Report
Templeton Global Income Fund

Investment Manager
Franklin Advisers, Inc.

Transfer Agent
American Stock Transfer & Trust Co., LLC
6201 15th Avenue
Brooklyn, NY 11219
Toll Free Number: (800) 416-5585
Hearing Impaired Number: (866) 703-9077
International Phone Number: (718) 921-8124
www.amstock.com

Fund Information
(800) DIAL BEN® / 342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up. Like any investment in securities, the value of the Fund’s portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

© 2017 Franklin Templeton Investments. All rights reserved.	TLGIM A 02/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $42,794 for the fiscal year ended December 31, 2016 and $54,852 for the fiscal year ended August 31, 2016.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

There were no fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended December 31, 2016 and $539,168 for the fiscal year ended August 31, 2016. The services for which these fees were paid included preparation and review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessment, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f)  No disclosures are required by this Item 4(f).

(g)  The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended December 31, 2016 and $539,168 for the fiscal year ended August 31, 2016.

(h)  The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Members of the Audit Committee are:  Ann Torre Bates, David W. Niemiec, J. Michael Luttig and Constantine D. Tseretopoulos.

Item 6. Schedule of Investments.                N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's investment manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the investment manager.

The investment manager has delegated its administrative duties with respect to the voting of proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the investment manager’s instructions and/or policies. The investment manager votes proxies solely in the best interests of the Fund and its shareholders.

To assist it in analyzing proxies of equity securities, the investment manager subscribes to Institutional Shareholder Services, Inc. (ISS), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, vote execution services, ballot reconciliation services, recordkeeping and vote disclosure services. In addition, the investment manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the investment manager has a supplemental subscription to Egan-Jones Proxy Services (Egan-Jones), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a Proxy Service) are thoroughly reviewed and considered in making a final voting decision, the investment manager does not consider recommendations from a Proxy Service or any third party to be determinative of the investment manager's ultimate decision. Rather, the investment manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors/trustees and employees of the investment manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the best interests of the investment manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service; or send the proxy directly to the Fund's board or a committee of the board with the investment manager's recommendation regarding the vote for approval.

Where a material conflict of interest has been identified, but the items on which the investment manager’s vote recommendations differ from a Proxy Service and relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the investment manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the investment manager rather than sending the proxy directly to the Fund's board or a board committee for approval.

To avoid certain potential conflicts of interest, the investment manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, the rules thereunder, or pursuant to a SEC exemptive order thereunder; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the underlying fund's shares.

The recommendation of management on any issue is a factor that the investment manager considers in determining how proxies should be voted. However, the investment manager does not consider recommendations from management to be determinative of the investment manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the investment manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with issuers. The investment manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The investment manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The investment manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

Investment manager’s proxy voting policies and principles  The investment manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the investment manager cannot anticipate all future situations. In all cases, each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis.

Board of directors.  The investment manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The investment manager supports boards with strong risk management oversight. The investment manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The investment manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the investment manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance. The investment manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the investment manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the investment manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of auditors of portfolio companies.  The investment manager will closely scrutinize the independence, role and performance of auditors. On a case-by-case basis, the investment manager will examine proposals relating to non-audit relationships and non-audit fees. The investment manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence. The investment manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management and director compensation.  A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The investment manager believes that executive compensation should be directly linked to the performance of the company. The investment manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The investment manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The investment manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the investment manager will generally oppose “golden parachutes” that are considered to be excessive. The investment manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

The investment manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-takeover mechanisms and related issues.  The investment manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the investment manager conducts an independent review of each anti-takeover proposal. On occasion, the investment manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The investment manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the investment manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The investment manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The investment manager generally supports “fair price” provisions and confidential voting. The investment manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to capital structure.  The investment manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The investment manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The investment manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The investment manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The investment manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and corporate restructuring.  Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The investment manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and social issues.  The investment manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the investment manager’s approach to consideration of environmental, social and governance issues within the investment manager’s processes and ownership practices.

In the investment manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the investment manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the investment manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The investment manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The investment manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the investment manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance matters.     The investment manager generally supports the right of shareholders to call special meetings and act by written consent. However, the investment manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy access.   In cases where the investment manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the investment manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global corporate governance.  Many of the tenets discussed above are applied to the investment manager's proxy voting decisions for international investments. However, the investment manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the investment manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

The investment manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the investment manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the investment manager votes a proxy or where the investment manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the investment manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the investment manager believes it is not in the best interest of the Fund or its shareholders to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the investment manager uses reasonable efforts to vote a proxy on behalf of the Fund, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the investment manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the investment manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the investment manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.

The investment manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the investment manager or its affiliates, determine to use its best efforts to recall any security on loan where the investment manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes.

Procedures for meetings involving fixed income securities.     From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the investment manager for each Fund involved. If the Proxy Group does not receive voting instructions from the investment manager, the Proxy Group will take no action on the event. The investment manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the investment manager may nonetheless vote as it deems in the best interests of the Fund. The investment manager will report such decisions on an annual basis to the Fund board as may be required.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  As of February 24, 2017, the portfolio managers of the Fund is as follows:

MICHAEL HASENSTAB, Ph.D., Senior Vice President of Franklin Advisers, Inc.

Dr. Hasenstab has been a portfolio manager of the Fund since 2002.  He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time.  He first joined Franklin Templeton Investments in 1995, rejoining again in 2001 after a three-year leave to obtain his PH.D.

SONAL DESAI, PH.D., Portfolio Manager of Franklin Advisers, Inc.

Dr. Desai has been a portfolio manager of the Fund since 2011, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 2009. Prior to joining Franklin Templeton Investments, she was part of the Global Credit team at Thames River Capital in London, where she was responsible for shaping the team's top-down global view on macroeconomic and market developments covering both G10 and global emerging markets.

(a)(2)  This section reflects information about the portfolio managers as of the fiscal year ended December 31, 2016.

The following table shows the number of other accounts managed by each portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Michael Hasenstab	17	56,668.9	42[2]	62,349.7	18[2]	5.903.7
Sonal Desai	3	44,147.6	11	83,059.3	0	N/A

1.  The various pooled investment vehicles and accounts listed are managed by a team of investment professionals.  Accordingly, the individual managers listed would not be solely responsible for managing such listed amounts.

2.  Dr. Hasenstab manages a Pooled Investment Vehicle and Other Accounts with $2,712.9 in total assets with a performance fee.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts.  The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation (as noted, in the chart above, if any).  This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund.  Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management.  As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest.  While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.  The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund shares.   The investment manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by the portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Michael Hasenstab	$10,001 - $50,000
Sonal Desai	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.                          N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INCOME FUND

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON

   Laura F. Fergerson

   Chief Executive Officer –

   Finance and Administration

Date:  February 24, 2017

By /s/ MARK H. OTANI

   Mark H. Otani

   Chief Financial Officer and

   Chief Accounting Officer

Date:  February 24, 2017